SECURITY AGREEMENT

THIS SECURITY AGREEMENT, dated as of ~~January~~ February 4, 2013 is made by HDI Plastics, Inc., a Texas corporation (the "Debtor"), in favor of Mark Schwartz and Alan Stern and such other additional secured parties that become a party to this Security Agreement as provided for in Section 2 herein (collectively, the "Secured Party").

WHEREAS, the Debtor has executed that certain Secured Promissory Note, dated as of even date herewith (the "Promissory Note") whereby Debtor has payment obligations to Secured Party; and

WHEREAS, the Debtor wishes to grant a security interest in favor of the Secured Party in certain pieces of equipment as herein provided;

NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. **Definitions**. The term "State," as used herein, means the State of Texas. The term "Obligations," as used herein, means all of the indebtedness, obligations and liabilities of the Debtor to the Secured Party, individually or collectively, whether direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising under or in respect of the Promissory Note or this Agreement.

SECTION 2. **Grant of Security Interest; Additional Secured Parties**. The Debtor hereby grants to the Secured Party, to secure the payment and performance in full of all of the Obligations and the compliance with the terms of the Promissory Note, as amended, a security interest in the equipment specified on <u>Exhibit A</u> attached hereto, wherever located (hereinafter called the "Collateral"). Each Secured Party acknowledges that Debtor may borrow up to an additional Three Hundred Thousand Dollars ($300,000) on the same terms and conditions as contained in the Promissory Note and that each such lender will then become an additional Secured Party to this Security Agreement and an additional Payee under the Promissory Note. Accordingly, in the event Debtor borrow additional amounts (not to exceed an additional $300,000), each Secured Party and Debtor agree to amend the Promissory Note, this Security Agreement and the UCC Financing Statement to reflect that the additional lenders have the same rights as each Secured Party pro-rata based on the amount lent to Debtor.

SECTION 3. **Authorization to File Financing Statements**. The Debtor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that as it may in its reasonable discretion deem necessary to perfect its security interest in the Collateral.

SECTION 4. **Other Actions as to Any and All Collateral.** The Debtor further agrees, at the request and option of the Secured Party, to take any and all other actions the Secured Party may determine to be necessary or useful for the attachment, perfection and priority of,

and the ability of the Secured Party to enforce, the Secured Party's security interest in any and all of the Collateral, including, without limitation, (i) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Uniform Commercial Code, to the extent, if any, that the Debtor's signature thereon is required therefor, (ii) causing the Secured Party's name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce, the Secured Party's security interest in such Collateral, (iii) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce, the Secured Party's security interest in such Collateral, (iv) obtaining governmental and other third party waivers, consents and approvals in form and substance satisfactory to Secured Party, including, without limitation, any consent of any licensor, lessor or other person obligated on Collateral and (v) obtaining waivers from mortgagees and landlords in form and substance satisfactory to the Secured Party.

SECTION 5. **Covenants Concerning Debtor's Legal Status**. The Debtor covenants with the Secured Party as follows: (a) without providing at least 30 days prior written notice to the Secured Party, the Debtor will not change its name, its place of business or, if more than one, chief executive office, or its mailing address or organizational identification number if it has one, and (b) the Debtor will not change its type of organization, jurisdiction of organization or other legal structure.

SECTION 6. **Secured Party's Obligations and Duties.** Anything herein to the contrary notwithstanding, the Debtor shall remain obligated and liable under each contract or agreement comprised in the Collateral to be observed or performed by the Debtor thereunder. The Secured Party shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Secured Party of any payment relating to any of the Collateral, nor shall the Secured Party be obligated in any manner to perform any of the obligations of the Debtor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Secured Party or to which the Secured Party may be entitled at any time or times. The Secured Party's sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Uniform Commercial Code of the State or otherwise, shall be to deal with such Collateral in the same manner as the Secured Party deals with similar property for its own account.

SECTION 7. **Rights and Remedies**. If a payment default has occurred pursuant to the Promissory Note that has not been cured within 15 days after written notice to Debtor, the Secured Party, without any other notice to or demand upon the Debtor have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of the State and any additional rights and remedies which may be provided to a secured party in any jurisdiction in which Collateral is located, including, without limitation, the right to take

possession of the Collateral, and for that purpose the Secured Party may, so far as the Debtor can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Secured Party may in its discretion require the Debtor to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of the Debtor's principal office(s) or at such other locations as the Secured Party may reasonably designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party shall give to the Debtor at least five Business Days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. The Debtor hereby acknowledges that five Business Days prior written notice of such sale or sales shall be reasonable notice.

SECTION 8. No Waiver by Secured Party, etc. The Secured Party shall not be deemed to have waived any of its rights or remedies in respect of the Obligations or the Collateral unless such waiver shall be in writing and signed by the Secured Party. No delay or omission on the part of the Secured Party in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All rights and remedies of the Secured Party with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Secured Party deems expedient.

SECTION 9. Suretyship Waivers by Debtor. The Debtor waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, the Debtor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Secured Party may deem advisable. The Secured Party shall have no duty as to the collection or protection of the Collateral or any income therefrom, the preservation of rights against prior parties, or the preservation of any rights pertaining thereto. The Debtor further waives any and all other suretyship defenses.

SECTION 10. Governing Law; Consent to Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MINNESOTA. The Debtor agrees that any action or claim arising out of, or any dispute in connection with, this Agreement, any rights, remedies, obligations, or duties hereunder, or the performance or enforcement hereof or thereof, may be brought in the courts of the State of Minnesota or Texas or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Debtor by mail at the address. The Debtor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

SECTION 11. **Miscellaneous**. This Agreement and all rights and obligations hereunder shall be binding upon the Debtor and its respective successors and assigns, and shall inure to the benefit of the Secured Party and its successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. This Agreement may be executed by facsimile or electronic signature and in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, intending to be legally bound, the Debtor and each Secured Party has caused this Agreement to be duly executed as of the date first above written.

HDI PLASTICS, INC.

By: ______________________
Name: Kenneth W. Brimmer
Its: Chief Executive Officer

SECURED PARTIES:

____
~~Mark N. Schwartz~~ Trust 11/09/2006
Mark N. Schwartz Trustee

____
Alan Stern